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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): July 20, 2005

                                  AMICAS, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                       000-25311                    59-2248411
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    (State or other                (Commission                 (IRS Employer
    jurisdiction of                File Number)              Identification No.)
    incorporation)


         20 Guest Street, Suite 200, Boston, MA          02135
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      (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code: 617-779-7878

                                 Not Applicable

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 20, 2005, AMICAS, Inc. announced its financial results for its second quarter ended July 20, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

          The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release entitled "AMICAS Reports Financial Results for the Second Fiscal Quarter Ended June 30, 2005", issued by AMICAS on July 20, 2005.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMICAS, INC.

                                  By:  /s/ Joseph D. Hill
                                       -----------------------
                                       Name:  Joseph D. Hill
                                       Title: Senior Vice President and
                                              Chief Financial Officer

Date: July 21, 2005
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                                  EXHIBIT INDEX

Exhibit No.    Description
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
99.1           Press Release entitled "AMICAS Reports Financial Results for the
               Second Fiscal Quarter Ended June 30, 2005", issued by AMICAS on
               July 20, 2005.